SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 25, 2005


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of January 1, 2005 providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2005-2)


                     STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                 333-115858-41              74-2440850
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                          745 Seventh Avenue, 7th Floor
                               New York, NY 10019
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2005-2 pursuant to the terms of the Trust Agreement, dated as of January 1, 2005 among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC., as Master Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

    On July 25, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on July 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             Structured  Adjustable  Rate  Mortgage  Loan Trust
             Mortgage Pass-Through  Certificates Series 2005-2

                     JPMORGAN CHASE BANK, N.A., not in its
                     individual capacity but solely as Trustee under the Agreement referred to herein

                By:   /s/  Diane E. Wallace
                      --------------------------------------------
              Name:   Diane E. Wallace
             Title:   Vice President

              Date:   July 27, 2005

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         July 25, 2005

Exhibit 99.1
Monthly Certificateholder Statement on July 25,, 2005


                 Structured Adjustable Rate Mortgage Loan Trust
               Mortgage Pass-Through Certificates Series 2005-2

                        Statement To Certificateholders
                                 July 25, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                 Ending
                Face         Principal                                                      Realized      Deferred    Principal
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1        153,443,000.00    122,788,756.40   10,872,441.27    514,543.88     11,386,985.15   0.00         0.00       111,916,315.13
A2        148,000,000.00    118,433,137.69   10,486,769.08    351,746.42     10,838,515.50   0.00         0.00       107,946,368.61
B1          6,972,000.00      6,968,422.27          559.48     20,508.84         21,068.32   0.00         0.00         6,967,862.79
B2          1,945,000.00      1,944,001.91          156.08      5,797.01          5,953.09   0.00         0.00         1,943,845.83
B3          3,567,000.00      3,565,169.58          286.24     11,269.10         11,555.34   0.00         0.00         3,564,883.34
B4          1,459,000.00      1,458,251.30          117.08      4,643.40          4,760.48   0.00         0.00         1,458,134.22
B5          2,432,000.00      2,430,752.01          195.16      8,912.22          9,107.38   0.00         0.00         2,430,556.85
B6            972,000.00        971,501.21           78.00      4,204.23          4,282.23   0.00         0.00           971,423.21
B7            810,000.00        809,584.35           65.00      3,392.55          3,457.55   0.00         0.00           809,519.35
B8          1,621,000.00      1,620,168.17          130.08      6,789.28          6,919.36   0.00         0.00         1,620,038.09
B9          1,783,000.00      1,782,085.04          143.08      7,467.79          7,610.87   0.00         0.00         1,781,941.96
B10         1,302,547.00      1,301,878.59          104.52      5,455.50          5,560.02   0.00         0.00         1,301,774.07
R                 100.00              0.00            0.00          0.00              0.00   0.00         0.00                 0.00
P                   0.00              0.00            0.00      3,701.25          3,701.25   0.00         0.00                 0.00
TOTALS    324,306,647.00    264,073,708.52   21,361,045.07    948,431.47     22,309,476.54   0.00         0.00       242,712,663.45
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
               Original       Beginning                                                                                 Ending
                Face         Notional                                                      Realized      Deferred    Notional
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A2X1      148,000,000.00    118,433,137.69            0.00    139,610.61        139,610.61   0.00         0.00     107,946,368.61
A2X2      148,000,000.00    118,433,137.69            0.00      4,934.71          4,934.71   0.00         0.00     107,946,368.61
BX         17,347,000.00     17,338,098.27            0.00     17,320.16         17,320.16   0.00         0.00      17,336,706.24
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class    Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1        863579KG2  800.22390334       70.85654784     3.35332260    74.20987044   729.36735550        A1         5.028576 %
A2        863579KH0  800.22390331       70.85654784     2.37666500    73.23321284   729.36735547        A2         3.564000 %
B1        863579KL1  999.48684309        0.08024670     2.94160069     3.02184739   999.40659639        B1         3.784000 %
B2        863579KM9  999.48684319        0.08024679     2.98046787     3.06071465   999.40659640        B2         3.834000 %
B3        863579KN7  999.48684609        0.08024671     3.15926549     3.23951220   999.40659938        B3         4.064000 %
B4        863579KP2  999.48684030        0.08024674     3.18259082     3.26283756   999.40659356        B4         4.094000 %
B5        863579KQ0  999.48684622        0.08024671     3.66456414     3.74481086   999.40659951        B5         4.714000 %
B6        863579KR8  999.48684156        0.08024691     4.32533951     4.40558642   999.40659465        B6         5.387761 %
B7        863579KS6  999.48685185        0.08024691     4.18833333     4.26858025   999.40660494        B7         5.028576 %
B8        N/A        999.48684146        0.08024676     4.18832819     4.26857495   999.40659469        B8         5.028576 %
B9        N/A        999.48684240        0.08024678     4.18832866     4.26857543   999.40659563        B9         5.028576 %
B10       N/A        999.48684385        0.08024279     4.18833255     4.26857534   999.40660107        B10        5.028576 %
R         N/A          0.00000000        0.00000000     0.00000000     0.00000000     0.00000000        R          5.028576 %
TOTALS               814.27164988       65.86681238    2.92448977     68.79130214   748.40483751

A2X1      863579KJ6  800.22390331        0.00000000     0.94331493     0.94331493   729.36735547        A2X1       1.414576 %
A2X2      863579KK3  800.22390331        0.00000000     0.03334264     0.03334264   729.36735547        A2X2       0.050000 %
BX        863579KT4  999.48684326        0.00000000     0.99845276     0.99845276   999.40659711        BX         1.198758 %
-----------------------------------------------------------------------------------------------------    -------------------------
                                                                                                                     Current
                         Beginning                                                       Ending             Class    Pass-thru
Class     Cusip         Notional          Principal       Interest       Total           Notional                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A2X1      863579KJ6  800.22390331        0.00000000     0.94331493     0.94331493   729.36735547        A2X1       1.414576 %
A2X2      863579KK3  800.22390331        0.00000000     0.03334264     0.03334264   729.36735547        A2X2       0.050000 %
BX        863579KT4  999.48684326        0.00000000     0.99845276     0.99845276   999.40659711        BX         1.198758 %
----------------------------------------------------------------------------------------------------    --------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Ashia Miller
           JPMorgan Chase Bank, N.A. - Structured Finance Services NY
                             4 NY Plaza 6th Fl.,
                            New York, New York 10004
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                       Email: ashia.n.miller@jpmorgan.com


                             COLLATERAL GROUP DETAIL
Weighted Average Coupon Rate                                                                             5.280622 %
Beginning Weighted Average Net Rate (Pass Through Rate)                                                  5.028576 %
Ending Weighted Average Net Rate (Pass Through Rate)                                                     5.019657 %
Beginning Loan Count                                                                                            689
Ending Loan Count                                                                                               633
Beginning Scheduled Balance                                                                          264,073,708.98
Ending Scheduled Balance                                                                             242,712,663.91
Scheduled Principal                                                                                       21,201.78
Unscheduled Principal                                                                                 21,339,843.29
Net Liquidation Proceeds                                                                                       0.00
Insurance Proceeds                                                                                             0.00
Advances                                                                                                       0.00
Scheduled Interest                                                                                     1,162,061.25
Servicing Fee                                                                                             55,465.43
Master Servicing Fee                                                                                           0.00
Trustee Fee                                                                                                    0.00
Net Interest                                                                                           1,106,595.70
Realized Loss Amount                                                                                           0.00
Cumulative Realized Loss                                                                                       0.00
Cumulative Loss as a Percentage of Original Collateral                                                   0.000000 %
Bankruptcy Loss                                                                                                0.00
Fraud Loss                                                                                                     0.00
Special Hazard Loss                                                                                            0.00
Prepayment Penalties                                                                                       3,701.25
Relief Act Interest Shortfall                                                                                  0.00
Prepayment Interest Shortfall                                                                                  0.00

Sec. 4.03(ix)                                   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                                 Group Totals
                                                                                           Principal
                                                Category              Number                Balance               Percentage
                                                1 Month                         2               319,963.08                  0.13 %
                                                2 Month                         1               640,000.00                  0.26 %
                                                3 Month                         0                     0.00                  0.00 %
                                                 Total                          3               959,963.08                  0.39 %

                                                Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           1            1,000,000.00                  0.41 %

Sec. 4.03(x)                                    Number and Aggregate Principal Amounts of REO Loans
                                                Group Totals
                                                                      Principal
                                                 Number               Balance                Percentage
                                                           0                    0.00                  0.00 %
Fraud Loss Limit                                                                                                    6,486,132.00
Bankruptcy Loss Limit                                                                                                 100,000.00
Special Hazard Loss Limit                                                                                           6,755,000.00


Sec. 4.03(xii)             Aggregate Outstanding Interest Shortfalls

Class A1 Shortfall                                                                                                   0.00
Class A2 Shortfall                                                                                                   0.00
Class a2x1 Shortfall                                                                                                 0.00
Class a2x2 Shortfall                                                                                                 0.00
Class B1 Shortfall                                                                                                   0.00
Class B2 Shortfall                                                                                                   0.00
Class B3 Shortfall                                                                                                   0.00
Class BX Shortfall                                                                                                   0.00
Class B4 Shortfall                                                                                                   0.00
Class B5 Shortfall                                                                                                   0.00
Class B6 Shortfall                                                                                                   0.00
Class B7 Shortfall                                                                                                   0.00
Class B8 Shortfall                                                                                                   0.00
Class B9 Shortfall                                                                                                   0.00
Class B10 Shortfall                                                                                                  0.00
Class R Shortfall                                                                                                    0.00

                  Relief Act and Prepayment Interest Shortfalls

Class A1 Relief Act and Prepayment Interest Shortfall                                                                 0.00
Class A2 Relief Act and Prepayment Interest Shortfall                                                                 0.00
Class a2x1 Relief Act and Prepayment Interest Shortfall                                                               0.00
Class a2x2 Relief Act and Prepayment Interest Shortfall                                                               0.00
Class B1 Relief Act and Prepayment Interest Shortfall                                                                 0.00
Class B2 Relief Act and Prepayment Interest Shortfall                                                                 0.00
Class B3 Relief Act and Prepayment Interest Shortfall                                                                 0.00
Class BX Relief Act and Prepayment Interest Shortfall                                                                 0.00
Class B4 Relief Act and Prepayment Interest Shortfall                                                                 0.00
Class B5 Relief Act and Prepayment Interest Shortfall                                                                 0.00
Class B6 Relief Act and Prepayment Interest Shortfall                                                                 0.00
Class B7 Relief Act and Prepayment Interest Shortfall                                                                 0.00
Class B8 Relief Act and Prepayment Interest Shortfall                                                                 0.00
Class B9 Relief Act and Prepayment Interest Shortfall                                                                 0.00
Class B10 Relief Act and Prepayment Interest Shortfall                                                                0.00
Class R Relief Act and Prepayment Interest Shortfall                                                                  0.00
Total Relief Act and PPIS                                                                                             0.00


Sec. 4.03(xv)           Subordiante Floating Rate Certificate Shortfall:
                Carryover Balance with respect to such Distribution Date
                Class B1                                                                                                  0.00
                Class B2                                                                                                  0.00
                Class B3                                                                                                  0.00
                Class B4                                                                                                  0.00
                Class B5                                                                                                  0.00
                Class B6                                                                                                  0.00

                Interest Carryover Amount Occured This Period
                Class B1                                                                                                  0.00
                Class B2                                                                                                  0.00
                Class B3                                                                                                  0.00
                Class B4                                                                                                  0.00
                Class B5                                                                                                  0.00
                Class B6                                                                                                133.17

                Interest Carryover Amount Paid This Period
                Class B1                                                                                                  0.00
                Class B2                                                                                                  0.00
                Class B3                                                                                                  0.00
                Class B4                                                                                                  0.00
                Class B5                                                                                                  0.00
                Class B6                                                                                                133.17

                Remaining Interest Carryover Amount
                Class B1                                                                                                  0.00
                Class B2                                                                                                  0.00
                Class B3                                                                                                  0.00
                Class B4                                                                                                  0.00
                Class B5                                                                                                  0.00
                Class B6                                                                                                  0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
